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                                                                   Exhibit 99.2


                         List of Contents of Exhibits to the Merger Agreement

-      Exhibit A-1 - The Certificate Amendment

-      Exhibit A-2 - The By-law Amendment

-      Exhibit B   - Composition of Surviving Corporation Board of Directors

-      Exhibit C   - Employee Benefit Matters

-      Exhibit D   - Rule 145 Affiliate's Letter

-      Disclosure Schedule of Chicago Title Corporation

-      Disclosure Schedule of Fidelity National Financial, Inc.